UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

801 West Madison Street, Chicago, Illinois	60607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 633-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

          On March 2, 2005, MB Financial, Inc. issued the press release attached hereto as Exhibit 99, announcing the date, time and place of, and voting record date for, its upcoming annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

                  99 Press Release dated March 2, 2005.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of March, 2005.

MB FINANCIAL, INC.
By:	/s/ Jill E. York Jill E. York Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release

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